UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Income Funds

Semi-Annual Report December 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Global Total Return Bond Fund	NGTAX	NGTCX	NGTRX	NGTIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. In this report, the portfolio management team for the Fund discusses key investment strategies and the Fund performance for the six-month reporting period ended December 31, 2016.

Timothy A. Palmer, CFA, and Steven S. Lee, CFA, have managed the Fund since its inception in 2011. During November 2016, the Fund Board approved the liquidation of the Fund. The liquidation took place at the close of business on January 24, 2017 (subsequent to the close of this reporting period), at which time shareholders received the proceeds of the liquidation.

What strategies were used to manage the Fund during the six-month reporting period and how did these strategies influence performance?

The Fund continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolio, as well as market conditions. The Fund’s management team uses a highly collaborative, research-driven approach that we believe offered the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Fund was generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving the Fund’s profile in response to changing conditions and valuations.

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Barclays Global Aggregate Unhedged Bond Index and the Lipper Global Income Funds Classification Average for the six-month reporting period. The U.S. economy showed continued strength during the reporting period and consumer confidence hit a 15-year high, according to the Conference Board’s Consumer Confidence Index. A number of factors contributed to the sense of optimism, including higher gross domestic product (GDP) figures, an improved manufacturing outlook, falling unemployment, rising wages and Donald Trump’s surprise victory in the November presidential election. Investors anticipated that his business-friendly policies including tax cuts, fewer regulations and increased infrastructure spending would further boost economic growth and increase company profits. The Federal Reserve (Fed) opted to leave interest rates unchanged at its July and September 2016 meetings given macro uncertainties and a benign inflation environment, but as widely expected, raised rates by 0.25% at the December 2016 meeting, citing improving labor market and inflation conditions. More importantly, the Fed signaled the likelihood for three more rate hikes in 2017, while remaining accommodative and sensitive to any adverse shocks. Oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply.

Treasury rates rose dramatically, mostly in the second half of the reporting period as investors braced for strong fiscal stimulus and factored in a higher risk of inflation, while remaining concerned about the possibility of reduced accommodation by global central banks. Ten-year Treasury rates rose by nearly 1% during the reporting period, while shorter-term rates rose around 25 basis points, causing the Treasury yield curve to steepen.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial recording purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Around the world, accommodative monetary policy kept global rates at extremely low levels, resulting in strong demand for U.S. securities with incremental income. That technical underpinning, combined with the improved economic outlook and strong fundamentals, led high yield and investment grade corporate bonds to perform strongly during the reporting period, despite record issuance driven by mergers and acquisitions. The sectors provided excess returns over Treasuries, with lower rated securities in both segments performing the best. High yield bonds in particular enjoyed strong performance during the reporting period helped along by the continued accommodative Fed policy, which in turn drove more inflows into the market. The segment’s performance was even more impressive considering that high yield had its worst start to a year on record in the first six weeks of 2016. High yield spreads continued to compress during the reporting period, coming close to the tightest level that we’ve seen during this credit cycle. The basic materials and energy sectors performed best, along with other cyclical sectors, which have bounced back sharply after the oil price collapse in 2014 and 2015. European and U.K. credit rallied strongly during the first few months of the reporting period after Brexit uncertainty faded, but then underperformed the U.S. later in the reporting period, given firmer initial valuations and global volatility.

Emerging market (EM) debt performed well with the segment benefiting from firming risk sentiment, higher commodity prices, moderately positive economic data across many of the markets and large investor flows into the asset class in search of yield. In addition, ongoing fiscal stimulus in China and continued benign central bank policies remained constructive for EM assets. EM currencies declined in the broad-based dollar rally, with U.S. trade and protectionist pressures hitting the Mexican peso and ongoing domestic pressures hindering the Turkish lira. Russia and South Africa were exceptions, with the ruble gaining on better oil prices.

Global rates remained low for the first few months of the reporting period following a sharp drop in the wake of the U.K. referendum vote. The European Central Bank put fear into the market by taking its time with extending quantitative easing (QE) measures. The Bank of Japan shifted to more flexible QE, showing sensitivity to plunging long-term interest rates, which led the government to hint at possible fiscal measures. Yield curves flattened until late September 2016 when better economic data and concerns about central bank policy exhaustion drove a quick steepening sell-off in developed markets. Following the U.S. election, global yields sprinted higher due to increased expectations for fiscal stimulus and business spending. Increases in commodity prices and better economic data in developed and emerging markets contributed to higher rates and increased inflation expectations. The prospect for additional Fed rate hikes and an eventual reduction in extraordinary monetary stimulus globally also added to rate pressures. Overall during the reporting period, non-U.S. markets outperformed Treasuries as global spreads moved in their favor. The spread between Treasuries and German Bunds reached a large differential. Peripheral European spreads widened amid tensions, even as the European Central Bank extended quantitative easing until the end of 2017, but at a slightly lower level. The U.S. dollar strengthened by 3-6% versus most major currencies due to higher growth and rate differentials, while the Japanese yen declined by 12%.

Generally speaking, the Fund’s outperformance versus its benchmarks was driven by the continued improvement in global economic conditions and a strong improvement in market risk sentiment, accompanied by flows into higher risk assets including credit. The Fund experienced broad-based outperformance from its various investment themes, including success from its high yield corporate exposure, foreign currency positioning, investment grade corporate exposure and EM strategies. The largest driver of outperformance resulted from the Fund’s positioning in high yield corporates, both through an overweight as well as from positive credit selection within the sector. For much of the reporting period, the Fund remained near the top end of its high yield allocation range and benefited significantly from the sector’s higher income and gains from tightening credit spreads. Our credit selection within high yield also added to returns, particularly cyclical credits such as paper and chemicals.

Currency exposure was also a significant contributor to the Fund’s relative performance during the reporting period, with the majority of the gains resulting from our positioning to benefit from gains in the U.S. dollar versus other major currencies. As noted above, the U.S. dollar strengthened by 3-6% versus most major currencies. The Fund also benefited from overweight exposure to the South African rand and Indian rupee, while our positioning in the Mexican peso detracted due to Donald Trump’s surprise presidential victory, given his rhetoric surrounding immigration and trade relations with Mexico.

The Fund also saw strong results from its investment grade credit exposure, with gains resulting from both our security selection and an overweight position in the sector versus the benchmark. Our substantial weighting in BBB rated securities within investment grade benefited performance as quality spreads contracted amid a strengthening economy and investor optimism about growth. The

6	NUVEEN

Fund’s exposure to cyclical credits and a meaningful position in bank preferred securities were also solid contributors. EM credit exposure contributed favorably to the Fund’s results given the strong excess returns of U.S. dollar-denominated EM bonds and our country positioning within these markets.

The impact from our overall global interest rate positioning was fairly muted during the reporting period, contributing only modestly to the Fund’s return.

During the reporting period, we also continued to utilize various derivative instruments. We used foreign currency exchange contracts to gain exposure to selected foreign currencies, and in some cases to hedge the currency risk present in a foreign bond. The overall effect of the foreign currency exchange contracts was negative.

We used U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and use selected foreign bond futures to actively manage exposure to those markets. The effect of these activities during the reporting period was positive.

We also used interest rate swaps as part of an overall portfolio interest rate strategy to manage duration and overall portfolio yield curve exposure. The swap contracts had a negligible impact on performance during the reporting period.

We used credit default swaps to take on credit risk and earn a commensurate credit spread. The effect of these swap positions on performance was negligible during the reporting period.

We purchased put and call options on various currencies during the period in order to manage exposures to these currencies. The effect of these activities during the period was negative.

We purchased call options on U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The effect of these activities in the period was negative.

NUVEEN	7

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are also subject to prepayment risk, liquidity risk, default risk and adverse economic developments. The Fund’s potential use of derivative instruments involves a high degree of financial risk and additional transaction costs.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2016, the Fund had zero UNII balances, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

The Fund paid a regular monthly distribution to shareholders based on dividends and interest received from fixed-income securities, net of expense. The Fund invested in a global bond strategy that had exposure to non-U.S. dollar denominated fixed-income securities, and when such a security is sold a currency gain/loss may occur. Net currency gains from sales of non-U.S. fixed-income securities are treated as ordinary income for federal tax purposes, and serve to add to the Fund’s net income from interest and dividends received on portfolio securities, while net currency losses will offset any net income from dividends and interest. During the current reporting period, the Fund experienced significant net currency losses as the U.S. dollar generally strengthened relative to foreign currencies. These net currency losses during the fiscal year were in an amount that offset a substantial portion of the Fund’s net investment income from dividends and interest. Consequently, the distributions paid during the year are being re-characterized as return of capital, which is identified in the table below.

	Share Class
Six Month Ended December 31, 2016	Class A	Class C	Class R3	Class I
Regular monthly per share distribution
From net investment income	$—	$—	$—	$—
Return of capital	0.2990	0.2335	0.2780	0.3230
Total per share distribution	$0.2990	$0.2335	$0.2780	$0.3230

8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(1.37)%	4.84%	2.10%	2.00%
Class A Shares at maximum Offering Price	(6.06)%	(0.14)%	1.11%	1.02%
Bloomberg Barclays Global Aggregate Unhedged Bond Index	(6.31)%	2.09%	0.21%	0.30%
Lipper Global Income Funds Classification Average	(2.43)%	3.54%	1.48%	1.56%

Class C Shares	(1.72)%	4.07%	1.43%	1.33%
Class R3 Shares	(1.43)%	4.64%	1.92%	1.81%
Class I Shares	(1.18)%	5.16%	2.43%	2.32%

Since inception returns are from 12/02/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.19%	2.97%	2.45%	1.93%
Net Expense Ratios	0.96%	1.71%	1.21%	0.71%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2017, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

10	NUVEEN

Yields as of December 31, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	2.97%	2.35%	2.86%	3.37%
SEC 30-Day Yield – Subsidized	2.60%	1.99%	2.53%	2.99%
SEC 30-Day Yield – Unsubsidized	(1.99)%	(3.15)%	(2.81)%	(2.33)%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

NUVEEN	11

Holding

Summaries as of December 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation

(% of net assets)

Corporate Bonds	43.9%
Asset-Backed and Mortgage-Backed Securities	7.5%
Sovereign Debt	46.2%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	(1.0)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Banks	23.5%
Capital Markets	7.8%
Oil, Gas & Consumable Fuels	6.4%
Diversified Financial Services	5.7%
Building Products	4.4%
Chemicals	4.4%
Wireless Telecommunication Services	4.3%
Industrial Conglomerates	3.6%
Energy Equipment & Services	3.5%
Transportation Infrastructure	3.4%
Software	3.3%
Media	2.9%
Metals & Mining	2.7%
Paper & Forest Products	2.6%
Hotels, Restaurants & Leisure	2.6%
Other	18.9%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	36.5%
AA	2.1%
A	21.3%
BBB	27.8%
BB or Lower	12.3%
Total	100%

Country Allocation

(% of net assets)

United States	30.2%
Germany	18.1%
Mexico	9.0%
Canada	8.4%
Australia	5.6%
South Africa	3.6%
France	3.1%
United Kingdom	2.9%
Hungary	2.0%
Other	18.1%
Other Assets Less Liabilities	(1.0)%
Net Assets	100%

1	Excluding investments in derivatives.

12	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2016.

The beginning of the period is July 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$986.30	$982.80	$985.70	$988.20
Expenses Incurred During Period	$4.79	$8.57	$6.04	$3.55
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.31	$1,016.54	$1,019.05	$1,021.57
Expenses Incurred During Period	$4.88	$8.67	$6.14	$3.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 1.21% and 0.71% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	13

Nuveen Global Total Return Bond Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.6%

	CORPORATE BONDS – 43.9%

	Auto Components – 0.4%

$45	American & Axle Manufacturing Inc.	6.625%	10/15/22	BB	$46,404

	Automobiles – 0.2%

30	General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	30,330

	Banks – 10.3%

100	Bank of America Corporation	4.000%	4/01/24	A	103,016

100	Bank of America Corporation	4.200%	8/26/24	A–	101,750

200	Barclays Bank PLC	3.650%	3/16/25	A	193,364

20	CIT Group Inc.	5.000%	8/01/23	BB+	20,650

130	Citigroup Inc.	4.450%	9/29/27	A–	132,167

30	Citigroup Inc.	6.125%	8/25/36	A–	34,759

25	HSBC Holdings PLC	6.800%	6/01/38	A+	31,611

225	JP Morgan Chase & Company	3.900%	7/15/25	A+	231,064

45	JP Morgan Chase & Company	6.400%	5/15/38	A+	58,218

35	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	36,599

200	Santander UK PLC, 144A	5.000%	11/07/23	A–	203,465

200	Societe Generale, 144A	5.000%	1/17/24	A–	202,871
	Total Banks				1,349,534

	Building Products – 2.0%

200	LafargeHolcim Finance US LLC, 144A	3.500%	9/22/26	BBB	193,494

60	Owens Corning Incorporated	4.200%	12/15/22	BBB	62,245
	Total Building Products				255,739

	Capital Markets – 3.4%

75	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	84,236

85	Goldman Sachs Group, Inc.	3.625%	1/22/23	A	86,734

130	Goldman Sachs Group, Inc.	4.250%	10/21/25	A–	131,883

75	Morgan Stanley	4.000%	7/23/25	A	76,775

70	Morgan Stanley	3.950%	4/23/27	A–	69,188
	Total Capital Markets				448,816

	Chemicals – 1.9%

25	Hexion Inc.	6.625%	4/15/20	B3	22,125

25	Momentive Performance Materials Inc., (4), (5)	8.875%	10/15/20	N/R	—

25	Momentive Performance Materials Inc.	3.880%	10/24/21	B	23,500

200	Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	206,799
	Total Chemicals				252,424

14	NUVEEN

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Consumer Finance – 0.6%

$75		Discover Financial Services	5.200%	4/27/22	BBB+	$80,721

		Containers & Packaging – 0.3%

50	CAD	Cascades Inc., 144A	5.500%	7/15/21	BB–	38,177

		Diversified Financial Services – 2.5%

200		BNP Paribas, 144A	4.375%	5/12/26	A	197,120

130		Synchrony Financial	4.250%	8/15/24	BBB–	132,182
		Total Diversified Financial Services				329,302

		Diversified Telecommunication Services – 1.0%

30		AT&T, Inc.	3.800%	3/15/22	A–	30,723

25		AT&T, Inc.	5.550%	8/15/41	A–	25,985

65		Qwest Corporation	6.750%	12/01/21	BBB–	70,525
		Total Diversified Telecommunication Services				127,233

		Energy Equipment & Services – 1.5%

200		Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	202,316

		Equity Real Estate Investment Trusts – 0.9%

45		American Tower Company	5.000%	2/15/24	BBB	48,397

75		Digital Realty Trust Inc.	3.625%	10/01/22	BBB	75,609
		Total Equity Real Estate Investment Trusts				124,006

		Food & Staples Retailing – 0.3%

40		Sysco Corporation	3.300%	7/15/26	A3	39,195

		Health Care Equipment & Supplies – 0.9%

100	EUR	Ephios Bondco PLC, 144A	6.250%	7/01/22	B+	114,739

		Hotels, Restaurants & Leisure – 1.1%

150		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	148,500

		Household Durables – 0.2%

25		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	25,563

		Household Products – 0.7%

100		Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	94,659

		Independent Power & Renewable Electricity Producers – 0.1%

15		GenOn Energy Inc.	9.500%	10/15/18	CCC+	10,603

		Industrial Conglomerates – 1.6%

200		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	204,500

		Insurance – 1.1%

15		Genworth Holdings Inc.	4.800%	2/15/24	Ba3	12,225

30		Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	32,701

100		Symetra Financial Corporation	4.250%	7/15/24	Baa1	98,698
		Total Insurance				143,624

NUVEEN	15

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Machinery – 1.0%

$55		Eaton Corporation	4.150%	11/01/42	A–	$53,657

50		Ingersoll Rand	5.750%	6/15/43	BBB	59,057

15		Terex Corporation	6.000%	5/15/21	BB	15,338
		Total Machinery				128,052

		Media – 1.3%

70		21st Century Fox America Inc.	6.650%	11/15/37	BBB+	86,008

20		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	20,350

45		SES SA, 144A	3.600%	4/04/23	BBB	43,893

25	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	19,248
		Total Media				169,499

		Metals & Mining – 1.2%

20		Alcoa Inc.	5.400%	4/15/21	BBB–	21,200

30		Allegheny Technologies Inc.	7.875%	8/15/23	B	29,400

25		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	22,500

35		Century Aluminum Company, 144A	7.500%	6/01/21	B+	32,944

25		First Quantum Minerals Limited, 144A	6.750%	2/15/20	B	24,938

25		Vale Overseas Limited	6.875%	11/10/39	BBB	24,313
		Total Metals & Mining				155,295

		Oil, Gas & Consumable Fuels – 2.8%

25		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	28,586

80		Apache Corporation	4.250%	1/15/44	BBB	78,710

150	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB–	105,016

15		Calumet Specialty Products	7.625%	1/15/22	CCC+	12,713

5		Concho Resources Inc.	5.500%	10/01/22	BB+	5,181

10		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	9,875

25		Petrobras International Finance Company	5.375%	1/27/21	BB	24,450

40		Transocean Inc.	5.550%	10/15/22	BB–	35,100

45		Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	43,904

25		YPF Sociedad Anonima, 144A	8.500%	3/23/21	B	26,815
		Total Oil, Gas & Consumable Fuels				370,350

		Paper & Forest Products – 1.2%

25		Domtar Corporation	4.400%	4/01/22	BBB–	25,697

80		Domtar Corporation	6.750%	2/15/44	BBB–	81,137

50		Resolute Forest Products	5.875%	5/15/23	B+	45,000
		Total Paper & Forest Products				151,834

		Personal Products – 0.3%

30		International Paper Company	8.700%	6/15/38	BBB	43,322

16	NUVEEN

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Software – 1.4%

$200		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	$188,000

		Specialty Retail – 0.3%

35		Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	34,114

		Transportation Infrastructure – 1.5%

200		Mexico City Airport Trust, 144A	4.250%	10/31/26	BBB+	196,000

		Wireless Telecommunication Services – 1.9%

200		ENTEL Chile SA, 144A	4.750%	8/01/26	BBB	195,304

50		Sprint Corporation	7.250%	9/15/21	B+	53,125
		Total Wireless Telecommunication Services				248,429
		Total Corporate Bonds (cost $5,773,818)				5,751,280

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 7.5%

$23		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	$20,573

370		Fannie Mae TBA Mortgage Pool	3.500%	7/01/46	Aaa	379,347

263		Fannie Mae TBA Mortgage Pool	3.000%	11/01/46	Aaa	261,677

272		Federal Home Loan Mortgage Corporation, Mortgage Pool	3.000%	4/01/43	Aaa	272,135

40		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.365%	5/25/45	AA	40,597
$968		Total Asset-Backed and Mortgage-Backed Securities (cost $999,002)				974,329

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 46.2%

		Argentina – 1.1%

$150		Republic of Argentina, 144A	7.625%	4/22/46	B	$150,000

		Australia – 3.8%

300	AUD	Australian Government, Reg S	5.750%	5/15/21	Aaa	248,834

300	AUD	Australian Government, Reg S	4.250%	4/21/26	Aaa	243,789
		Total Australia				492,623

		Bermuda – 1.4%

200		Bermuda Government, 144A	3.717%	1/25/27	A+	189,000

		Canada – 6.8%

330	CAD	Canadian Government Bond	1.500%	6/01/26	AAA	240,420

880	CAD	Canadian Government Treasury Bill	0.750%	3/01/21	AAA	646,316
		Total Canada				886,736

		Dominican Republic – 0.7%

100		Dominican Republic, 144A	5.500%	1/27/25	BB–	96,426

NUVEEN	17

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Germany – 18.1%

$170	EUR	Deutschland Republic, Reg S	1.000%	8/15/24	Aaa	$194,355

420	EUR	Deutschland Republic, Reg S	0.500%	2/15/25	Aaa	461,615

400	EUR	Deutschland Republic, Reg S	1.000%	8/15/25	Aaa	456,659

520	EUR	Deutschland Republic, Reg S	0.000%	8/15/26	Aaa	536,924

490	EUR	Deutschland Republic, Reg S	2.500%	8/15/46	Aaa	724,550
		Total Germany				2,374,103

		Hungary – 2.0%

63,000	HUF	Republic of Hungary, Government Bond	5.500%	6/24/25	BBB–	256,531

		Indonesia – 1.7%

200		Republic of Indonesia, 144A	5.875%	1/15/24	Baa3	220,661

		Mexico – 2.6%

3,400	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A3	159,723

4,000	MXN	Mexico Bonos de DeSarrollo	5.000%	12/11/19	A	184,044
		Total Mexico				343,767

		Saudi Arabia – 1.5%

200		Saudi Government International Bond, 144A	4.500%	10/26/46	AA–	191,566

		South Africa – 3.5%

2,500	ZAR	Republic of South Africa	7.250%	1/15/20	BBB	177,694

3,450	ZAR	Republic of South Africa	10.500%	12/21/26	BBB	276,818
		Total South Africa				454,512

		Sri Lanka – 1.5%

200		Republic of Sri Lanka, 144A	6.850%	11/03/25	B+	196,406

		Turkey – 1.5%

200		Republic of Turkey, Government Bond	5.750%	3/22/24	BBB–	200,578
		Total Sovereign Debt (cost $6,447,118)				6,052,909
		Total Long-Term Investments (cost $13,219,938)				12,778,518

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 3.4%

		REPURCHASE AGREEMENTS – 3.4%

$448		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $448,315, collateralized by $475,000 U.S. Treasury Notes, 1.125%, due 7/31/21, value $460,579	0.030%	1/03/17		$448,314
		Total Short-Term Investments (cost $448,314)				448,314
		Total Investments (cost $13,668,252) – 101.0%				13,226,832
		Other Assets Less Liabilities – (1.0)% (6)				(130,110)
		Net Assets – 100%				$13,096,722

18	NUVEEN

Investments in Derivatives as of December 31, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	South Korean Won	800,000,000	U.S. Dollar	683,527	1/17/17	$20,870
Bank of America, N.A.	Mexican Peso	7,779,869	U.S. Dollar	381,105	1/17/17	6,508
Citibank, National Association	Euro	600,000	U.S. Dollar	641,354	1/17/17	9,270
Citibank, National Association	Euro	600,000	U.S. Dollar	639,247	1/17/17	7,162
Citibank, National Association	Euro	558,000	U.S. Dollar	594,106	1/20/17	6,190
Citibank, National Association	Mexican Peso	13,700,000	U.S. Dollar	659,050	1/17/17	(597)
Citibank, National Association	U.S. Dollar	596,426	Euro	558,000	1/20/17	(8,510)
Citibank, National Association	U.S. Dollar	1,584,386	Japanese Yen	182,000,000	1/17/17	(25,850)
Deutsche Bank AG	Australian Dollar	450,000	U.S. Dollar	330,795	1/20/17	6,189
Deutsche Bank AG	Australian Dollar	245,000	U.S. Dollar	181,439	1/20/17	4,709
Goldman Sachs Bank USA	Canadian Dollar	1,588,000	U.S. Dollar	1,184,297	1/20/17	1,304
Morgan Stanley Capital Services LLC	Australian Dollar	450,000	U.S. Dollar	322,426	1/17/17	(2,203)
Morgan Stanley Capital Services LLC	Hungarian Forint	77,200,000	U.S. Dollar	265,573	1/20/17	2,651
Morgan Stanley Capital Services LLC	South African Rand	1,277,000	U.S. Dollar	90,295	1/13/17	(2,540)
Morgan Stanley Capital Services LLC	South African Rand	4,900,000	U.S. Dollar	346,275	1/13/17	(9,946)
						$15,207

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Long Gilt	Long	3	3/17	$465,219	$(26)	$9,654
U.S. Treasury 5-Year Note	Short	(15)	3/17	(1,764,961)	(2,461)	5,371
U.S. Treasury 10-Year Note	Short	(9)	3/17	(1,118,531)	(3,094)	5,368
U.S. Treasury Ultra Bond	Short	(4)	3/17	(641,000)	(3,875)	5,187
		(25)		$(3,059,273)	$(9,456)	$25,580
*	Total aggregate Notional Amount at Value of long and short positions is $465,219 and $(3,524,492), respectively.

NUVEEN	19

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

HUF	Hungary Forint

MXN	Mexican Peso

ZAR	South African Rand

See accompanying notes to financial statements.

20	NUVEEN

Statement of

Assets and Liabilities	December 31, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $13,219,938)	$12,778,518
Short-term investments, at value (cost approximates value)	448,314
Cash denominated in foreign currencies (cost $8,047)	8,089
Cash	5,907
Cash collateral at brokers(1)	66,000
Unrealized appreciation on forward foreign currency exchange contracts	39,580
Receivable for:
Interest	120,814
Reimbursement from Adviser	58,284
Other assets	2,663
Total assets	13,528,169
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts, net	24,373
Payable for:
Dividends	33,705
Investments purchased	294,722
Shares redeemed	1,439
Variation margin on futures contracts	9,456
Accrued expenses:
12b-1 distribution and service fees	411
Other	67,341
Total liabilities	431,447
Net assets	$13,096,722
Class A Shares
Net assets	$798,074
Shares outstanding	45,496
Net asset value and redemption price per share	$17.54
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$18.41
Class C Shares
Net assets	$229,987
Shares outstanding	13,050
NAV and offering price per share	$17.62
Class R3 Shares
Net assets	$43,198
Shares outstanding	2,455
NAV and offering price per share	$17.60
Class I Shares
Net assets	$12,025,463
Shares outstanding	682,976
NAV and offering price per share	$17.61
Net assets consist of:
Capital paid-in	$13,980,307
Undistributed (Over-distribution of) net investment income	35,718
Accumulated net realized gain (loss)	(518,824)
Net unrealized appreciation (depreciation)	(400,479)
Net assets	$13,096,722
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	21

Statement of

Operations	Six Months Ended December 31, 2016 (Unaudited)

Investment Income
Dividend income	$1,359
Interest income (net of foreign tax withheld of $344)	264,643
Total investment income	266,002
Expenses
Management fees	38,706
12b-1 service fees – Class A Shares	1,214
12b-1 distribution and service fees – Class C Shares	1,225
12b-1 distribution and service fees – Class R3 Shares	113
Shareholder servicing agent fees	1,518
Custodian fees	33,464
Trustees fees	56
Professional fees	29,681
Shareholder reporting expenses	9,297
Federal and state registration fees	65,348
Other	4,990
Total expenses before fee waiver/expense reimbursement	185,612
Fee waiver/expense reimbursement	(133,973)
Net expenses	51,639
Net investment income (loss)	214,363
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(76,093)
Forward foreign currency exchange contracts	(27,738)
Futures contracts	137,126
Options purchased	(12,682)
Swaps	(80,157)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(414,781)
Forward foreign currency exchange contracts	(67,087)
Futures contracts	68,763
Swaps	90,191
Net realized and unrealized gain (loss)	(382,458)
Net increase (decrease) in net assets from operations	$(168,095)

See accompanying notes to financial statements.

22	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 12/31/16	Year Ended 6/30/16
Operations
Net investment income (loss)	$214,363	$567,067
Net realized gain (loss) from:
Investments and foreign currency	(76,093)	(1,454,774)
Forward foreign currency exchange contracts	(27,738)	47,529
Futures contracts	137,126	19,342
Options purchased	(12,682)	—
Swaps	(80,157)	(44,978)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(414,781)	1,128,084
Forward foreign currency exchange contracts	(67,087)	189,522
Futures contracts	68,763	(66,004)
Swaps	90,191	(88,943)
Net increase in net assets from operations	(168,095)	296,845
Distributions to Shareholders
From net investment income:
Class A Shares	—	(5,028)
Class C Shares	—	(769)
Class R3 Shares	—	(157)
Class I Shares	—	(47,025)
Return of capital:
Class A Shares	(15,896)	(50,553)
Class C Shares	(3,116)	(6,026)
Class R3 Shares	(682)	(1,449)
Class I Shares	(220,930)	(504,084)
Decrease in net assets from distributions to shareholders	(240,624)	(615,091)
Fund Share Transactions
Proceeds from sale of shares	324,909	431,552
Proceeds from shares issued to shareholders due to reinvestment of distributions	20,627	104,173
	345,536	535,725
Cost of shares redeemed	(513,247)	(5,363,722)
Net increase (decrease) in net assets from Fund share transactions	(167,711)	(4,827,997)
Net increase (decrease) in net assets	(576,430)	(5,146,243)
Net assets at the beginning of period	13,673,152	18,819,395
Net assets at the end of period	$13,096,722	$13,673,152
Balance of undistributed net investment income at the end of period	$35,718	$(178,645)

See accompanying notes to financial statements.

NUVEEN	23

Financial

Highlights (Unaudited)

Global Total Return Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/11)
2017(f)	$18.08	$0.26	$(0.50)	$(0.24)	$—	$—	$(0.30)	$(0.30)	$17.54
2016	18.35	0.65	(0.22)	0.43	(0.06)	—	(0.64)	(0.70)	18.08
2015	20.97	0.73	(2.26)	(1.53)	(0.82)	(0.27)	—	(1.09)	18.35
2014	20.54	0.79	0.68	1.47	(0.73)	(0.31)	—	(1.04)	20.97
2013	21.19	0.72	(0.14)	0.58	(0.86)	(0.37)	—	(1.23)	20.54
2012(d)	20.00	0.41	1.07	1.48	(0.29)	—	—	(0.29)	21.19
Class C (12/11)
2017(f)	18.16	0.20	(0.51)	(0.31)	—	—	(0.23)	(0.23)	17.62
2016	18.44	0.50	(0.21)	0.29	(0.06)	—	(0.51)	(0.57)	18.16
2015	21.04	0.58	(2.26)	(1.68)	(0.65)	(0.27)	—	(0.92)	18.44
2014	20.58	0.63	0.70	1.33	(0.56)	(0.31)	—	(0.87)	21.04
2013	21.18	0.56	(0.10)	0.46	(0.69)	(0.37)	—	(1.06)	20.58
2012(d)	20.00	0.29	1.13	1.42	(0.24)	—	—	(0.24)	21.18
Class R3 (12/11)
2017(f)	18.13	0.24	(0.49)	(0.25)	—	—	(0.28)	(0.28)	17.60
2016	18.41	0.60	(0.22)	0.38	(0.06)	—	(0.60)	(0.66)	18.13
2015	21.03	0.68	(2.27)	(1.59)	(0.76)	(0.27)	—	(1.03)	18.41
2014	20.58	0.74	0.69	1.43	(0.67)	(0.31)	—	(0.98)	21.03
2013	21.20	0.66	(0.11)	0.55	(0.80)	(0.37)	—	(1.17)	20.58
2012(d)	20.00	0.35	1.13	1.48	(0.28)	—	—	(0.28)	21.20
Class I (12/11)
2017(f)	18.14	0.29	(0.50)	(0.21)	—	—	(0.32)	(0.32)	17.61
2016	18.42	0.69	(0.22)	0.47	(0.06)	—	(0.69)	(0.75)	18.14
2015	21.05	0.78	(2.27)	(1.49)	(0.87)	(0.27)	—	(1.14)	18.42
2014	20.61	0.84	0.69	1.53	(0.78)	(0.31)	—	(1.09)	21.05
2013	21.23	0.77	(0.11)	0.66	(0.91)	(0.37)	—	(1.28)	20.61
2012(d)	20.00	0.42	1.12	1.54	(0.31)	—	—	(0.31)	21.23

24	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(1.37)%	$798	2.80	%*	1.04	%*	0.96	%*	2.88	%*	67%
2.42	1,012	2.19		2.40		0.96		3.63		118
(7.45)	1,612	1.82		2.85		0.96		3.71		89
7.45	1,378	2.03		2.81		0.97		3.87		109
2.47	1,037	2.16		2.10		0.97		3.29		176
7.42	310	2.44	*	1.99	*	0.98	*	3.46	*	116

(1.72)	230	3.64	*	0.22	*	1.71	*	2.15	*	67
1.65	253	2.97		1.57		1.71		2.82		118
(8.15)	204	2.57		2.11		1.71		2.96		89
6.74	204	2.77		2.06		1.72		3.11		109
1.94	158	2.99		1.29		1.72		2.56		176
7.10	53	2.74	*	1.41	*	1.72	*	2.42	*	116

(1.43)	43	3.17	*	0.69	*	1.21	*	2.65	*	67
2.16	44	2.45		2.12		1.21		3.36		118
(7.72)	45	2.07		2.60		1.21		3.46		89
7.26	51	2.26		2.57		1.22		3.61		109
2.34	50	2.31		1.91		1.22		3.00		176
7.38	53	2.24	*	1.91	*	1.23	*	2.92	*	116

(1.18)	12,025	2.66	*	1.20	*	0.71	*	3.15	*	67
2.69	12,364	1.93		2.66		0.71		3.87		118
(7.26)	16,958	1.57		3.10		0.71		3.95		89
7.76	19,078	1.77		3.09		0.72		4.13		109
2.86	16,392	1.81		2.41		0.72		3.50		176
7.71	14,767	1.74	*	2.41	*	0.73	*	3.42	*	116

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 2, 2011 (commencement of operations) through June 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	25

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Global Total Return Bond Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust in May 6, 1996.

The end of the reporting period for the Fund is December 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2016 (the “current fiscal period”).

Fund Liquidation

On November 18, 2016, the Adviser announced that the Fund will be liquidated after the close of business on January 24, 2017, as approved by the Fund’s Board of Trustees (the “Board”). Effective December 19, 2016, the Fund stopped accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that held Fund shares as of November 18, 2016 could continue to purchase Fund shares until January 19, 2017. Existing shareholders continued to reinvest dividends and capital gains distributions received from the Fund. After the close of business on January 24, 2017, the Fund liquidated any remaining shareholder accounts and sent shareholders the proceeds of the liquidation.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen LLC. (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objectives

The Fund’s investment objective is to seek total return.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

26	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

NUVEEN	27

Notes to Financial Statements (Unaudited) (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also priced by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

28	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$5,751,280	$—	***	$5,751,280
Asset-Backed and Mortgage-Backed Securities	—	974,329	—		974,329
Sovereign Debt	—	6,052,909	—		6,052,909
Short-Term Investments:
Repurchase Agreements	—	448,314	—		448,314
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	15,207	—		15,207
Futures Contracts**	25,580	—	—		25,580
Total	$25,580	$13,242,039	$—		$13,267,619
*	Refer to the Fund’s Portfolio of Investments for industry, state and/or country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
Germany	$2,374,103	18.1%
Mexico	1,175,426	9.0
Canada	1,099,678	8.4
Australia	738,843	5.6
South Africa	477,011	3.6
France	399,991	3.1
United Kingdom	376,313	2.9
Hungary	256,531	2.0
Other	2,369,457	18.1
Total non-U.S. securities	$9,267,353	70.8%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$448,314	$(448,314)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction,

30	NUVEEN

with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund used forward foreign currency exchange contracts to gain exposure to selected foreign currencies, and in some cases, to hedge the currency risk present in a foreign bond.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency exchange contracts outstanding*	$9,052,231
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	$39,580	Unrealized depreciation on forward foreign currency exchange contracts, net	$25,273
Foreign currency exchange rate	Forward contracts	—	—	Unrealized depreciation on forward foreign currency exchange contracts, net	(49,646)
Total			$39,580		$(24,373)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Bank of America, N.A.	$27,378	$—	$—	$27,378	$—	$27,378
Citibank, National Association	22,622	(34,957)	22,622	(12,335)	—	(12,335)
Deutsche Bank AG	10,898	—	—	10,898	—	10,898
Goldman Sachs Bank USA	1,304	—	—	1,304	—	1,304
Morgan Stanley Capital Services LLC	2,651	(14,689)	2,651	(12,038)	—	(12,038)
Total	$64,853	$(49,646)	$25,273	$15,207	$—	$15,207
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	Forward contracts	$(27,738)	$(67,087)

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used U.S. Treasury and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure; using selected foreign bond futures to actively manage exposure to those markets.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$2,785,192
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$25,580
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$137,126	$68,763

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and

32	NUVEEN

Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund purchased put and call options on various currencies during the period in order to manage exposures to these currencies. The Fund also purchased call options on U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of outstanding options purchased during the current fiscal period, was as follows:

Average notional amount of outstanding options purchased*	$350,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased
Foreign currency exchange rate	Options purchased	$(10,489)	$—
Interest rate	Options purchased	(2,193)	—
Total		$(12,682)	$—

Interest Rate Swaps Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$333,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When the Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, the Fund used High Yield CDX swaps as a way to take on credit risk and earn a commensurate credit spread.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of credit default swap contracts outstanding*	$33,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

34	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Credit	Swaps	$(886)	$1,863
Interest rate	Swaps	(79,271)	88,328
Total		$(80,157)	$90,191

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 12/31/16		Year Ended 6/30/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,913	$178,447	9,512	$169,616
Class C	340	6,000	5,659	98,680
Class R3	—	1	—	7
Class I	7,645	140,461	9,278	163,249
Shares issued to shareholders due to reinvestment of distributions:
Class A	856	15,491	3,083	54,653
Class C	141	2,562	308	5,471
Class R3	3	48	6	110
Class I	140	2,526	2,438	43,939
	19,038	345,536	30,284	535,725
Shares redeemed:
Class A	(21,253)	(377,917)	(44,468)	(794,043)
Class C	(1,336)	(24,142)	(3,113)	(55,696)
Class R3	—	(2)	—	(7)
Class I	(6,278)	(111,186)	(250,806)	(4,513,976)
	(28,867)	(513,247)	(298,387)	(5,363,722)
Net increase (decrease)	(9,829)	$(167,711)	(268,103)	$(4,827,997)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

Purchases:
Investment securities	$4,993,267
U.S. Government and agency obligations	3,947,082
Sales and maturities:
Investment securities	5,237,915
U.S. Government and agency obligations	3,718,700

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$13,743,856
Gross unrealized:
Appreciation	$139,779
Depreciation	(656,803)
Net unrealized appreciation (depreciation) of investments	$(517,024)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, paydowns, complex security character adjustments, net operating losses, investments in partnerships and foreign currency transactions resulted in reclassifications among the Fund’s components of net assets as of June 30, 2016, the Fund’s last tax year end, as follows:

Capital paid-in	$(918,467)
Undistributed (Over-distribution of) net investment income	(221,220)
Accumulated net realized gain (loss)	1,139,687

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2016, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$—
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2016 through June 30, 2016 and paid on July 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2016, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$76,666
Distributions from net long-term capital gains	—
Return of capital	562,112
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2016, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$428,594

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

36	NUVEEN

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For net assets over $2 billion	0.3250

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2016, the complex-level fee for the Fund was 0.1625%.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2017, so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the Fund’s average net assets.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$1,900
Paid to financial intermediaries	1,645

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$634

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$1,225

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained	$—

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

Class C Shares	2,280
Class R3 Shares	2,280
Class I Shares	676,175

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), has established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. Subsequent Events

As previously noted in Note 1 – General Information and Significant Accounting Policies, the Fund liquidated after the close of business on January 24, 2017.

38	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	39

Glossary of Terms

Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

40	NUVEEN

Notes

NUVEEN	41

Notes

42	NUVEEN

Notes

NUVEEN	43

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-GHSU-1216P        23213-INV-B-03/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: March 9, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 9, 2017